SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of July 25, 2014 (this “Agreement”), is entered into among Louisiana-Pacific Corporation, a Delaware corporation (the “Borrower”), the Guarantors identified on the signatures pages hereto, the Lenders and Voting Participants identified on the signature pages hereto and American AgCredit, PCA (as assignee of American AgCredit, FLCA), as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.    The Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and CoBank, ACB, as the L/C Issuer, are parties to that certain Credit Agreement dated as of December 6, 2013 (as amended or modified from time to time, the “Credit Agreement”).

B.    The Borrower has notified the Administrative Agent that it intends to dissolve Louisiana-Pacific Holdings, LLC, and has requested that the Administrative Agent, on behalf of the Lenders, release Louisiana-Pacific Holdings, LLC from its Obligations under the Credit Agreement and the other Loan Documents.

C.    The Borrower has also requested certain changes to the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement as provided herein.

D.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.    Amendment. Section 8.11(b) of the Credit Agreement is amended to read as follows:

(b)    Minimum Unrestricted Cash/Cash Equivalents.        Permit the amount of Unrestricted cash and Cash Equivalents on the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of any fiscal quarter of the Borrower, beginning with the fiscal quarter ending June 30, 2014, to be less than $200,000,000.

2.    Release of Louisiana-Pacific Holdings LLC.

(a)The Borrower represents and warrants to the Lenders that (i) Louisiana-Pacific Holdings, LLC does not currently have any assets or liabilities (other than its liabilities under the Loan Documents) and it does not conduct any active trade or business and (ii) the Borrower intends to dissolve Louisiana-Pacific Holdings, LLC promptly upon the effectiveness of this Agreement.

(b)The Lenders hereby authorize the Administrative Agent, pursuant to Section 10.10 of the Credit Agreement, to release (i) Louisiana-Pacific Holdings, LLC from its Obligations under the Guaranty and the other Loan Documents and (ii) the Liens on the property of Louisiana-Pacific Holdings, LLC granted to or held by the Administrative Agent (the “Released Collateral”).

(c)The Administrative Agent hereby releases (i) Louisiana-Pacific Holdings, LLC from its Obligations under the Guaranty and the other Loan Documents and (ii) the Liens on the Released Collateral. The Administrative Agent hereby authorize the Borrower and any agent or attorney of the Borrower to file any and all UCC-3 termination statements, in form and substance satisfactory to the Administrative Agent, that shall be required to evidence the release of the Released Collateral.

3.    Effectiveness; Conditions Precedent. This Agreement shall be effective as of the date of this Agreement upon receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

4.    Ratification of Credit Agreement. Each of the Loan Parties hereby acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents as amended hereby.

5.    Affirmation of Liens. Each of the Loan Parties hereby affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, each of the Collateral Documents) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

6.    Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(b)    This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally;

(c)    No material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by such Person of this Agreement;

(d)    The execution and delivery of this Agreement does not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB); except in each case referred in clauses (ii) or (iii), to the extent that conflict or violation could not reasonably be expected to have a Material Adverse Effect;

(e)    After giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, in all material respects, as of such earlier date; and

(f)    After giving effect to this Agreement, no Default exists or would result.

7.    Guaranty. Each of the Guarantors, hereby consents to this Agreement and hereby agrees (a) that the Guaranty in Article IV of the Credit Agreement is and shall continue in full force and effect with respect to the Obligations, (b) that, to its knowledge, as of the date hereof, there are no offsets, claims, counterclaims, cross-claims or defenses of any Guarantor with respect to the Guaranty nor, to each Guarantor’s knowledge, with respect to such Obligations, (c) that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and (d) that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby consents to the terms of this Agreement and acknowledges that without this consent and reaffirmation, the Administrative Agent and Lenders party hereto would not execute this Agreement or otherwise consent to its terms.

8.    Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or .pdf shall be effective as an original.

9.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.    Reference to and Effect on Credit Agreement. Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. This Agreement shall be considered a Loan Document from and after the date hereof. The Borrower and the Guarantors intend for the amendments to the Loan Documents set forth herein to evidence an amendment to the terms of the existing indebtedness of the Borrower and the Guarantors to the Administrative Agent and the Lenders and do not intend for such amendments to constitute a novation in any manner whatsoever.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	LOUISIANA-PACIFIC CORPORATION,
a Delaware corporation
By:/s/ Mark Tobin
Name: Mark Tobin
Title: Treasurer

GUARANTORS:	LPS CORPORATION,
an Oregon corporation

By: /s/ Mark Tobin
Name: Mark Tobin
Title: Treasurer

ADMINISTRATIVE

AGENT:	AMERICAN AGCREDIT, pCA,
as Administrative Agent
By:/s/ Michael J Balok
Name: Michael J Balok
Title: Vice President

LENDERS AND VOTING

PARTICIPANTS:	AMERICAN AGCREDIT, PCA,
as a Lender
By:/s/ Michael J Balok
Name: Michael J Balok
Title: Vice President

cobank, Fcb,
as a Lender
By:/s/ Zachary Carpenter
Name: Zachary Carpenter
Title: Vice President

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:/s/ Ben Fogle
Name: Ben Fogle
Title: Vice President
AGFIRST FARM CREDIT BANK

By: /s/ James M. Mancini, Jr.
Name: James M. Mancini, Jr.
Title: Vice President

FARM CREDIT MID-AMERICA, FLCA

By:     /s/ Ralph M Bowman
Name:     Ralph M. Bowman
Title:     Vice President

GREENSTONE FARM CREDIT SERVICES, FLCA

By:     /s/ Jeff Pavlik
Name:     Jeff Pavlik
Title:     Vice President

FIRST SOUTH FARM CREDIT

By:     /s/ John W. Hurt
Name:     John W. Hurt
Title:     Vice President